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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 15, 1998


                           FIRST COASTAL CORPORATION
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           DELAWARE                  0-14087             06-1177661
----------------------------------------------------------------------
(State or other jurisdiction of    (Commission         (IRS Employer
        incorporation)               File No.)      Identification No.)


                   36 THOMAS DRIVE, WESTBROOK, MAINE  04092
             -----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (207) 774-5000


                                Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.   Other Events.
          ------------

     On October 15, 1998, First Coastal Corporation (the "Company") and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent") entered into the Amendment No. 1 to Rights Agreement ("Amendment No. 1"), which provided for certain changes to the Rights Agreement, dated as of February 25, 1998, between the Company and the Rights Agent.

     The Amendment No. 1 is attached to this Current Report on Form 8-K as
Exhibit 99(a) and is hereby incorporated by reference herein and made a part hereof.



ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits

          99(a). Amendment No. 1 to Rights Agreement, dated as of October 15, 1998, between the Company and ChaseMellon Shareholder Services, L.L.C.

                                       2
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRST COASTAL CORPORATION



Date: October 22, 1998              By:  /s/ Gregory T. Caswell
                                         -------------------------------------
                                         Gregory T. Caswell
                                         President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX


EXHIBIT NO.    IDENTITY OF EXHIBIT
-----------    -------------------

99(a). Amendment No. 1 to Rights Agreement, dated as of October 15, 1998, between the Company and ChaseMellon Shareholder Services, L.L.C.